OLD MUTUAL INSURANCE SERIES FUND

Supplement Dated October 2, 2006

This Supplement updates certain information contained in the currently effective Prospectus of Old Mutual Insurance Series Fund, dated April 4, 2006. You should retain your Prospectus and current supplements for future reference. You may obtain an additional copy of a Prospectus and all current supplements, free of charge, by calling 1-800-433-0051 or via the Internet at www.omfunds.com.

The section of the Prospectus titled “The Portfolio Managers - Growth II Portfolio - Turner” is replaced in its entirety with the following:

THE PORTFOLIO MANAGERS

Growth II Portfolio

Turner

Christopher K. McHugh, Vice President, Senior Portfolio Manager/Security Analyst and Principal, is lead portfolio manager for the Old Mutual Growth II Portfolio, as well as Turner’s Midcap Growth and Concentrated Global Growth portfolios. Mr. McHugh is also a member of the team of analysts covering stocks in the technology and telecommunications sector. One of the founding principals of the firm, Mr. McHugh has worked at Turner since 1990 and has twenty years of investment experience. Prior to joining Turner Investment Partners, Mr. McHugh was a performance specialist at Provident Capital Management. Mr. McHugh graduated from Philadelphia University with a BS degree in accounting, and received an MBA in finance from St. Joseph’s University. Mr. McHugh is also on the board of trustees at Philadelphia University and is an affiliate member of CFA Institute and an affiliate member of CFA Society of Philadelphia.

Tara R. Hedlund, Security Analyst/Portfolio Manager and Principal, covers stocks in the technology & telecommunications sector. Ms. Hedlund is a co-manager of the Old Mutual Growth II Portfolio, as well as the Turner Technology Fund and the Turner New Enterprise Fund. Ms. Hedlund has worked at Turner since 2000 and has eleven years of investment experience. Prior to joining Turner Investment Partners, Ms. Hedlund was an audit engagement senior at Arthur Andersen LLP. Ms. Hedlund graduated from Villanova University with a bachelor’s degree in accountancy. Ms. Hedlund is a member of PICPA and AICPA and a member of CFA Institute and CFA Society of Philadelphia.

Jason Schrotberger, Security Analyst/Portfolio Manager and Principal, covers stocks in the consumer sector. Mr. Schrotberger is co-manager of the Old Mutual Growth II Portfolio, as well as Turner’s Small Cap Growth portfolio, the New Enterprise Fund, and Core Midcap Growth Equity as well as other concentrated pure growth portfolios. Mr. Schrotberger has worked at Turner since 2001 and has twelve years of investment experience. Prior to joining Turner Investment Partners, Mr. Schrotberger was an investment analyst at BlackRock Financial Management. Mr. Schrotberger also served as an equity analyst at PNC Asset Management and for the Public School Employees’ Retirement System for the Commonwealth of Pennsylvania. He began his career with Safeguard Scientifics where he served as a venture capital analyst. Mr. Schrotberger graduated from Denison University with a BA degree and earned an MBA in finance from the University of Illinois. Mr. Schrotberger is a member of CFA Institute and a member of CFA Society of Philadelphia.

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Distributor: Old Mutual Investment Partners, Member NASD, SIPC

D-06-614 10/2006